EXHIBIT 99.1

                               CTG RESOURCES, INC.
                         FORM S-8 REGISTRATION STATEMENT
                              EMPLOYEE SAVINGS PLAN
                                  EXHIBIT INDEX



       Exhibit Number         Description             Status
            ----              -----------      --------------------


            99.1         Exhibit Index            Filed herewith

            24           Power of Attorney        Filed herewith
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